Presentation November 28, 2006 Exhibit 99.1 * * * * * * * * * * * * * *

Forward-Looking Disclosure
FORWARD-LOOKING STATEMENTS
This document contains forward-looking statements, including statements about anticipated results for 2006 for GFA Brands, Inc. There are risks, uncertainties and events that may cause actual results to differ materially from the expectations we describe in our forward-looking statements, including among other things:
GFA’s ability to:
(1)  maintain, promote, support and extend the brand equity in the Smart Balance® and Earth Balance® trade names;
(2)  maintain the exclusive license of the intellectual property utilized in many of GFA’s products and protect its proprietary formulations;
(3)  maintain and grow margarine distribution and sales;
(4)  achieve sales and earnings forecasts, which are based on assumptions regarding sales volume, product mix and other items;
(5)  maintain profit margin in the face of a consolidating retail environment and large global customers;
Recalls of products if they become adulterated or misbranded;
Any significant change in GFA’s business with any of its major customers;
Impact of unforeseen economic and political changes in markets where GFA competes, such as export and import restrictions, currency exchange rates and restrictions, inflation rates, recession, foreign ownership restrictions, nationalization and other external factors over which we have no control;
Changes in accounting treatments and estimates in critical accounting judgments;
Effectiveness of advertising, marketing and promotional programs;
Increases in raw material costs and interruptions in supply of raw materials;
Impact of global industry conditions, including the effect of an economic downturn in the food industry;
Currency movements, fluctuations in levels of customer inventories and credit and other business risks related to GFA’s customers operating in a challenging economic and competitive environment;
Competitive responses from large competitors which require increased trade promotion.
You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except to the extent required by applicable laws and regulations, we undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.

Company Overview
2006E Gross Sales by Product Financial Performance
2006E Gross Sales:  $180.0 MM 2004-2006E Revenue CAGR:  39.6%
($ in millions)
$84.1
$114.1
$164.0
$8.0
$14.1
$28.4
0.0
30.0
60.0
90.0
120.0
150.0
$180.0
2004 2005 2006E
Net Revenue Pro Forma Adjusted EBITDA
Margarine
67.9%
Peanut Butter
5.5%
Other
12.9%
Popcorn
5.9%
Cooking Oil /
Sprays
5.7%
Mayonnaise
2.1%

Historical Financial Overview * * * * * * * * * * *

2002 – 2006E CAGR: 37.9%

2004 – 2006E CAGR: 88.4%

SMART BALANCE®

$28.4
$14.1
$8.0
0.0
10.0
20.0
$30.0
2004 2005 2006E
$45.4
$62.5
$84.1
$114.1
$164.0
0.0
50.0
100.0
150.0
$200.0
2002 2003 2004 2005 2006E
Net Sales Pro Forma Adjusted EBITDA
Recent Financial Performance
($ in millions) ($ in millions)
43.7% 12.3% 17.3%
Growth
35.7% 9.5%
Margin
NA 34.6%
37.7%

2004-2006E EBITDA Adjustments
Fiscal Year
($ in millions) 2004 2005 2006E
EBITDA $9.2 $15.0 $27.8
EBITDA Margin 10.9% 13.1% 17.0%
Adjustments:
Incremental Overhead (1.9) (1.9) (1.9)
Public Company Costs (2.1) (2.1) (2.1)
Advisory and Management Fees 2.8 1.6 1.5
Reimbursement for Incremental Advertising Spend 0.0 1.4 0.0
Bonus Payments and Other 0.0 0.0 3.1
Pro Forma Adjusted EBITDA $8.0 $14.1 $28.4
Adjusted EBITDA Margin 9.5% 12.3% 17.3%

Incremental Revenue Incremental Costs
$37.6
$2.8
$8.3
$4.7
$3.6
$28.4
$14.1
($0.5)
($3.3)
($9.8)
($22.2)
($5.5)
($1.4)
0.0
10.0
20.0
30.0
40.0
50.0
60.0
70.0
$80.0
2005 Margarine Popcorn Peanut
Butter
Salad and
Cooking Oil
Mayonnaise Other Discount
and Slotting
COGS Selling,
Advertising
& Trade
Distribution G&A 2006E
2005 – 2006E Pro Forma Adjusted EBITDA Bridge

Cost Structure
COGS (% of Net Sales) Marketing Spend (% of Net Sales) SG&A (% of Net Sales)
(a)
(a) Pro forma for adjustments; excludes marketing spend
43.8%
41.6%
42.5%
40.0%
41.0%
42.0%
43.0%
44.0%
45.0%
2004 2005 2006E
23.0%
21.9% 21.9%
15.0%
17.0%
19.0%
21.0%
23.0%
25.0%
2004 2005 2006E
24.0%
24.3%
18.3%
10.0%
15.0%
20.0%
25.0%
30.0%
2004 2005 2006E

3 key raw materials make up the majority of
the Company’s cost of sales spending –
soybean oil, palm fruit oil, and canola oil
Raw material purchases are made
approximately 90 days in advance, which is
standard industry practice
Possible opportunistic purchasing up to 180
days in advance when prices are low
Raw Material Spending
Soybean Oil Historical Prices, 2001-2006
Palm Fruit Oil Historical Prices, 2001-2006 Canola Oil Prices, 2003-2006
Overview
Source:  Bloomberg
10.0
15.0
20.0
25.0
30.0
35.0
40.0¢
Jan-01 Sep-01 Jun-02 Feb-03 Nov-03 Aug-04 Apr-05 Jan-06 Oct-06
7.0
9.0
11.0
13.0
15.0¢
Jan-03 Jul-03 Jan-04 Jun-04 Dec-04 Jun-05 Nov-05 May-06 Oct-06
5.0
10.0
15.0
20.0
25.0
30.0¢
Jan-01 Sep-01 Jun-02 Feb-03 Nov-03 Aug-04 Apr-05 Jan-06 Oct-06

Reconciliation of Operating Income to EBITDA
The presentation below contains disclosure of earnings before interest, taxes, depreciation and amortization ("EBITDA"), which is a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Management believes that EBITDA is an appropriate measure of evaluating operating performance and liquidity because it reflects the resources available for strategic opportunities. The disclosure of EBITDA may not be comparable to similarly titled measures reported by other companies. EBITDA should be considered in addition to, and not as a substitute, or superior to, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with generally accepted accounting principles.
(a)  Depreciation and amortization expense was $23,777 in 2004, $21,566 in 2005 and is estimated at $25,000 in 2006
($ in millions)
Reconciliation of Operating Income to EBITDA
2004 2005 2006E
Operating Income (GAAP) $8.9 $14.9 $27.8
Depreciation & Amortization Expense
(a)
0.0 0.0 0.0
Other Income 0.3 0.1 0.0
EBITDA $9.2 $15.0 $27.8